UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Bell, Boyd & Lloyd LLC
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2006

Date of reporting period: 11/30/2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2006

State Farm Associates' Funds Trust

ANNUAL REPORT

To learn about electronic delivery of mutual funds documents and how to enroll, go to **statefarm.com**®, click on *Mutual Funds*, and then click on *Electronic Document Delivery*.

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Table of Contents
Message to Shareholders	1

Management’s Discussion of Fund Performance

State Farm Growth Fund	2

State Farm Balanced Fund	5

State Farm Interim Fund	8

State Farm Municipal Bond Fund	10

Expense Example (unaudited)	13

Board Approval of Investment Advisory Agreement	14

Schedule of Investments

State Farm Growth Fund	15

State Farm Balanced Fund	17

State Farm Interim Fund	22

State Farm Municipal Bond Fund	23

Financial Statements

Statements of Assets and Liabilities	34

Statements of Operations	35

Statements of Changes in Net Assets	36

Notes to Financial Statements	38

Financial Highlights	43

Report of Independent Registered Public Accounting Firm	47

Management Information	48

This report must be accompanied or preceded by a prospectus for the State Farm Associates’ Funds Trust.

Distributor: State Farm VP Management Corp.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-0740 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

annual report

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Fellow Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2006. In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

I’m happy to report that all four Funds had positive total returns for the 12-month period ended November 30, 2006. Of course, the financial market each Fund invested in influenced the Fund’s performance.

Equity markets, as represented by the large cap S&P 500 Index, started the period with a near double-digit gain from December 2005 through April 2006 spurred by broad economic growth, corporate profitability, and hope of contained inflation. A downturn in this Index occurred from May thru July before finishing the period on an upswing.1 Looking further back, a four year bull market for stocks has provided the backdrop for positive performance in the State Farm Growth and Balanced Funds.

Bond markets, as represented by the 10-year U.S. Treasury Bond yield, experienced an up/down pattern in interest rates culminating with a decline of 79 basis points from 5.25% in June to 4.46% on November 30, 2006.2 Short-term yields rose from December 2005 through June 2006 as the Federal Reserve continued their 0.25% tightening campaign that started in 2004. The Federal Reserve elected to keep rates unchanged the remainder of the period to assess the impact to inflation, the housing market and economic growth.

Also included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report. Thank you for your continued investment in State Farm Mutual Funds®.

Sincerely,

Phillip G. Hawkins

Vice President

State Farm Investment Management Corp.

[1]	Source: Lipper Analytics. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.
[2]	Source: Bloomberg and the U.S. Department of the Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Growth Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a niche or business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from our broad-based benchmark, the S&P 500 Index, we don’t make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: the Federal Reserve’s decision to leave interest rates unchanged after a series of increases, continued volatility in energy prices, and a slow down in the housing market.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of November 30, 2006, the Fed Funds Rate was 5.25%, up from 4.00% as of November 30, 2005 and 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at nearly $60/barrel and touched highs of over $77/barrel in July before slipping to below $64/barrel by the end of November.

Despite these factors, the 12 month gain for the S&P 500 Index was 14.23% for the period ended November 30, 2006. Corporate earnings per share continued to grow while price/earnings valuations for the S&P 500 Index companies remained stable.

Provide an illustration of the Fund’s investments.

*	Illustrated by Industry and based on total net assets as of November 30, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 8 other industries, each of which represents less than 5% of total investments.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2006, the State Farm Growth Fund had a total return of 16.07% after expenses and with dividends reinvested, compared to a 14.23% return for the S&P 500 Index. For the 3-year period ended November 30, 2006, the State Farm Growth Fund had a total return of 11.78% versus the S&P 500 Index return of 11.82%. We believe investors should focus on long term results that take into account risk, as well as return. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The State Farm Growth Fund’s portfolio turnover over the past 12 months was 1.79% which is consistent with the Fund’s investment philosophy and approach. There were 81 holdings in the Fund totaling a little over $3.4 billion in assets at the end of the report period compared to 84 holdings and approximately $3 billion in assets one-year earlier. As highlighted in the Fund’s investment objective – we feel that a company’s dividend policy is an important component in the analysis and selection of securities for the State Farm Growth Fund. During 2006, 57 of the stocks in the portfolio, accounting for over 71% of the Fund’s net assets, increased their dividends.

Companies in the State Farm Growth Fund from the Oil and Gas, Mining and Metals, and Building Materials & Construction industries performed well as they did in the 2005 reporting period. The Fund’s overall largest holding, ExxonMobil (5.83% of net assets) was also one of the biggest contributors to the Fund’s return, gaining over 32% for the reporting period. Some of the other large holdings in the Oil and Gas industry that were positive contributors for the Fund include: Chevron (2.22% of net assets), BG Group (1.25% of net assets), BP (1.24% of net assets), and Royal Dutch Shell (1.06% of net assets). All told, exposure to the Oil and Gas industry totaled 13.54% of Fund net assets up from 12.87% at the end of November 2005.

Within Mining and Metals, Nucor Corp. (0.92% of net assets) was the best performing stock in the Fund’s portfolio with a price increase of over 78%. The Charlotte, N.C. based steel company approved a 2-for-1 stock split in May 2006 and also paid a special dividend of $1.25 per share during the year. In addition, Rio Tinto (1.41% of net assets) performed well with a price increase of over 31% and paid a special dividend of $4.40 per share during the year. Both companies continued to benefit from cyclical increases in demand for their products. The Building Materials & Construction exposure in the Fund was

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500® Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

comprised of a 2.67% weighting in Vulcan Materials. Vulcan’s main business is aggregate quarries, which produce stone, sand, and gravel for use mostly in concrete and asphalt. The stock gained over 33% for the report period.

In a positive reversal from the 2005 reporting period, holdings within the Fund’s overall largest sector, Health Care (14.39% of net assets), contributed positive results to the Fund’s returns. Pharmaceutical holdings including Merck & Co. (0.87% of net assets), Pfizer Inc. (2.43% of net assets), and Abbott Laboratories (0.77% of net assets) posted gains of over 51%, 29%, and 23%, respectively. Also, the Fund’s second and third largest holdings overall, Johnson and Johnson (4.74% of net assets) and Biomet Inc. (3.82% of net assets), each posted gains of over 6% during the period. Conversely, a detractor to performance for the Fund was medical device manufacturer, Medtronic Inc. (0.21% of net assets), which declined over

– 6% for the period.

Additional noteworthy stocks represented in the top ten holdings of the Fund that performed well during the year include: Archer-Daniels-Midland Co. (3.54% of net assets), The Walt Disney Co. (2.61% of net assets), and Sigma-Aldrich Corp. (3.03% of net assets) which posted price gains of over 48%, 32% and 15%, respectively. Hewlett-Packard Co. (3.46% of net assets) was also one of the better performing stocks in the Fund’s portfolio with price gains of 33% for the year. The combination of sales improvements and cost cutting measures helped produce improved financial results for the company.

A few companies within the Electronic/Electrical Manufacturing sector experienced stock price declines which detracted from Fund performance during the year. Intel Corp. (1.50% of net assets) was among the Fund’s largest detractors with a price decline of over –19% as the company suffered market share losses because it was slow to refresh its product line. Also, Linear Technology Corp. (0.66% of net assets), Agilent Technologies Inc. (0.51% of net assets), and General Electric (2.99% of net assets) declined over –13%, –10%, and –1%, respectively.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe this philosophy has produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal with an element of current income. Historically, the portfolio has maintained an asset allocation profile of approximately 60% equity and 40% fixed income.

The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a niche or business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity with the goal of providing shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term buy-and-hold philosophy with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: the Federal Reserve’s decision to leave interest rates unchanged after a series of increases, continued volatility in energy prices, and a slow down in the housing market.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at nearly $60/barrel and touched highs of over $77/barrel in July before slipping to below $64/barrel by the end of November. Despite these factors, the 12 month gain for the S&P 500 Index was 14.23% for the period ended November 30, 2006. Corporate earnings per share continued to grow while price/earnings valuations for S&P 500 Index companies remained stable.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slow down in the housing market throughout the year as factors in their decision. As of November 30, 2006, the Fed Funds Rate was 5.25%, up from 4.00% as of November 30, 2005 and 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding interest rates.

As the Fed continued to raise short-term interest rates from November 30, 2005 to June 30, 2006, bond prices declined and yields rose across all maturities, with less pronounced yield increases in longer-term issues. However, with the Fed’s recent actions of leaving short-term interest rates unchanged, yields on intermediate and long-term U.S. Treasuries have moved lower, with longer-term yields declining more substantially. At the end of November 2006 the yield on the 10-year U.S. Treasury bond stood at 4.46% versus a yield of 4.49% at the end of November 2005. This is in contrast to long-term interest rates where the decline in yields was more evident. The 30-year U.S. Treasury bond declined from 4.70% at the start of the reporting period to close November 30, 2006 at 4.56%. With this view of the U.S. Treasury yield curve, long-maturity bonds outperformed shorter maturity bonds over the 1-year reporting period.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of November 30, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2006, the State Farm Balanced Fund had a total return of 12.91% with dividends reinvested and after expenses. The total return of the all equity benchmark S&P 500 Index was 14.23% with dividends reinvested, while the fixed income benchmark Lehman Brothers Intermediate Government/Credit Index had a total return of 5.16% over the same time period. Broadening the timeframe to the 3-year period ended November 30, 2006, the State Farm Balanced Fund had a total return of 9.11% versus the S&P 500 Index return of 11.82% and the Lehman Brothers Intermediate Government/Credit Index return of 3.33%. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% of net assets throughout the period)

Changes to the equity portfolio were relatively minor. 80 stocks totaling $785 million made up the equity allocation at the end of November 2006 compared to 83 stocks totaling $694 million one year earlier. As highlighted in the Fund’s investment objective, we feel a company’s dividend policy is an important component in the analysis and selection of stocks for the portfolio. In fact, 54 of the stocks in the portfolio, accounting for over 68% of the equity portion of the Fund’s net assets, increased their dividends in 2006.

From an industry standpoint, companies in the Oil and Gas, Mining and Metals, and Building Materials & Construction industries performed well as they did in the 2005 reporting period. The Fund’s third largest equity holding, ExxonMobil (2.79% of total net assets) was also one of the biggest contributors to the Fund’s return, gaining over 32% for the reporting period. Some of the other larger holdings in the Oil and Gas industry that were positive contributors for the Fund include: Chevron (1.69% of total net assets), Royal Dutch Shell (1.25% of total net assets), and BP (0.64% of total net assets). Exposure to the Oil and Gas industry totaled 7.35% of the Fund’s total net assets up slightly from 7.29% at the end of November 2005.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Lehman Brothers Intermediate Gov/Credit Index contains approximately 3,047 U.S. Treasury, corporate and other securities with an average maturity of about 4.46 years.

The S&P 500® Index and the Lehman Brothers Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indices do not reflect expenses. It is not possible to invest directly in an index.

Within Mining and Metals, the Fund’s tenth largest equity holding, Nucor Corp. (2.12% of total net assets), was the best performing stock in the portfolio with a price increase of over 78%. The Charlotte, N.C. based steel company approved a 2-for-1 stock split in May 2006 and also paid a special dividend of $1.25 per share during the year. In addition, Rio Tinto (1.27% of total net assets) performed well with a price increase of over 31% and paid a special dividend of $4.40 per share during the year. Both companies continued to benefit from cyclical increases in demand for their products. The Building Materials & Construction exposure in the Fund was comprised of a 1.15% weighting in Vulcan Materials. Vulcan’s main business is aggregate quarries, which produce stone, sand, and gravel for use mostly in concrete and asphalt. The stock gained over 33% for the report period.

In a positive reversal from the 2005 reporting period, holdings within the Fund’s overall largest equity sector, Health Care (9.50% of total net assets), contributed positive results to the Fund’s returns. Pharmaceutical holdings including Merck & Co. (0.52% of total net assets), Pfizer Inc. (2.14% of total net assets), and Allergen Inc. (0.73% of total net assets) posted gains of over 51%, 29%, and 16%, respectively. Also, the Fund’s second and seventh largest equity holdings overall, Biomet Inc. (2.79% of total net assets) and Johnson and Johnson (2.23% of total net assets) each posted gains of over 6% during the period. Conversely, a detractor to performance for the Fund was a relatively small position in medical device manufacturer, Medtronic Inc. (0.09% of total net assets), which declined over -6% for the period.

Additional noteworthy stocks represented in the top ten equity holdings of the Fund that performed well during the year include: Archer-Daniels-Midland Co. (2.67% of total net assets), The Walt Disney Co. (2.85% of total net assets), and Wells Fargo (2.13% of total net assets) which posted price gains of over 48%, 32% and 12%, respectively. Hewlett-Packard Co. (2.41% of total net assets) was also one of the better performing stocks in the Fund’s portfolio with price gains of 33% for the year. The combination of sales improvements and cost cutting measures helped produce improved financial results for the company.

A few companies within the Electronic/Electrical Manufacturing sector experienced stock price declines which detracted from Fund performance during the year. Intel Corp. (1.03% of total net assets) was among the Fund’s largest detractors with a price decline of over -19% as the company suffered market share losses because it was slow to refresh its product line. Also, Linear Technology Corp. (0.21% of total net assets), Agilent Technologies Inc. (0.37% of total net assets), and General Electric (1.82% of total net assets) declined over -13%, -10%, and -1%, respectively.

Fixed Income portion of the Fund (approximately 40% of net assets throughout the period)

An intermediate maturity structure continues to be the investment orientation with 66.8% of the fixed income securities (representing 32.7% of total net assets) maturing 3-10 years out. These securities were pretty evenly split between U.S Treasury securities (15.1% of total net assets) and corporate bonds (17.6% of total net assets). From a credit rating standpoint, once you get beyond the AAA-rating of the U.S. Treasury bonds and certain corporate bonds (49.8% of fixed income assets), the remaining corporate fixed income portfolio was invested in single A-rated debt (28.6% of fixed income assets), AA-rated bonds (14.2% of fixed income assets), BBB-rated bonds (4.8% of fixed income assets), and a small allocation to BB-rated bonds (2.0% of fixed income assets), which are bonds that were downgraded to below investment grade status sometime after purchase.

The duration of the State Farm Balanced Fund’s bond portfolio at the end of November 2006 stood at 3.9 years which is down from 4.3 years on November 30, 2005. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates. The slightly lower duration somewhat counteracted some of the positive effect to performance associated with declining interest rates in the intermediate part of the yield curve towards the end of the reporting period.

With the Federal Reserve’s actions in leaving short-term interest rates unchanged during the latter half of the year, the Fund’s fixed income portfolio benefited as bond prices moved higher as yields moved lower across all maturities. However, as stated above, short- and intermediate-maturity bonds did not fair as well as longer-maturity bonds since long-term rates declined more substantially throughout the year. In addition, lower quality bonds tended to outperform higher quality bonds throughout the year. That being said, long-term, lower quality bonds are considered more volatile and generally not as desirable given the investment philosophy and risk profile of the State Farm Balanced Fund. Intermediate-term, higher quality bonds tend to be more stable and better serve as a buffer to the volatility from the equity portion of the State Farm Balanced Fund.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a hybrid offering that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Lehman Brothers Intermediate Government/Credit Index.

State Farm Interim Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield possible that is consistent with low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to maintain a portfolio with approximately equal amounts maturing over the next six years. While the Fund may invest in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers 1-5 Year U.S. Treasury Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slow down in the housing market throughout the year as factors in their decision. As of November 30, 2006, the Fed Funds Rate was 5.25%, up from 4.00% as of November 30, 2005 and 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding interest rates.

As the Fed continued to raise short-term interest rates from November 30, 2005 to June 30, 2006, bond prices declined and yields rose across all maturities, with less pronounced yield increases in longer-term issues. However, with the Fed’s recent actions of leaving short-term interest rates unchanged, yields on intermediate and long-term U.S. Treasuries have moved lower, with longer-term yields declining more substantially. At the end of November 2006 the yield on the 10-year U.S. Treasury bond stood at 4.46% versus a yield of 4.49% at the end of November 2005. This is in contrast to long-term interest rates. The 30-year U.S. Treasury bond declined from 4.70% at the start of the reporting period to close November 30, 2006 at 4.56%. With this view of the U.S. Treasury yield curve, long-maturity bonds outperformed shorter maturity bonds over the 1-year reporting period.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of November 30, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2006, the State Farm Interim Fund had a total return of 4.30% with dividends reinvested and after expenses, compared to a return of 4.39% for the Lehman Brothers 1-5 Year U.S. Treasury Index. Broadening the timeframe to the 3-year period ended November 30, 2006, the State Farm Interim Fund had a total return of 2.37% versus 2.44% for the Lehman Brothers 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

With the Federal Reserve’s actions in leaving short-term interest rates unchanged during the latter half of the year, the Fund benefited as bond prices moved higher as yields moved lower across all maturities. However, as stated above, short- and intermediate-maturity bonds did not fare as well as longer-maturity bonds since long-term rates declined more substantially throughout the year. Therefore, the State Farm Interim Fund’s short- and intermediate-maturity orientation did not perform as well as a longer-term maturity orientation in this environment. As mentioned earlier, the Fund maintains generally equal amounts of exposure across a six-year maturity spectrum. As bonds mature they are reinvested in U.S. Treasury Notes at prevailing interest rate levels.

The duration of the State Farm Interim Fund at the end of November 2006 stood at 2.3 years which is down slightly from 2.4 years on November 30, 2005. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The slightly lower duration somewhat counteracted some of the positive effect to performance associated with declining interest rates in the intermediate part of the yield curve towards the end of the reporting period.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given the Fund’s investment objective of high current income consistent with low price volatility, this Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates rise, bond prices fall and vice versa. If the Federal Reserve continues with its efforts to raise short term interest rates, this activity could reduce the Fund’s total return. Conversely, if the Fed lowers interest rates, this activity could increase the Fund’s total returns.

*	The Lehman Brothers 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with a philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent duration and interest rate exposure relative to the Fund’s benchmark – the Lehman Brothers Municipal Bond Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The municipal market environment for the reporting period was a tale of two halves. At the start of the period interest rates across the maturity spectrum were rising and bond prices declined. Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slow down in the housing market throughout the year as factors. Starting in July, bond prices were rising as interest rates declined. By the end of the November 2006 20-year AAA-rated Insured Municipal Revenue Bonds yielded approximately 4.25%, down from roughly 4.50% at the end of June 2006.

Due primarily to the changes in the municipal bond market yield curve, long maturity bonds outperformed intermediate maturities, which in turn outperformed short maturity bonds over the 1-year reporting period. From a credit standpoint, lower credit quality bonds outperformed high quality bonds over the reporting period.

Overall at current interest rate levels, the 20-year AAA-rated insured municipal bond provides 92% of the yield available from taxable 20-year U.S. Treasuries. This comparison may be used as a general gauge within the industry to determine the relative attractiveness of municipal securities. Thus, municipal bonds have recently offered yields close to those of comparable Treasury bonds but with federal income tax-free interest.

Provide an illustration of the Fund’s investments.

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services. Percentages are based on total investments as of November 30, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes all Advanced Refund Bonds.

***	Two securities were not rated by Moody’s. Both of these securities were rated AAA by S&P.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund gained 4.73% for the 12 month period ended November 30, 2006, with dividends reinvested and after all expenses. This is compared to a 6.12% return for the unmanaged Lehman Brothers Municipal Bond Index over the same timeframe. Broadening the timeframe to the 3-year period ended November 30, 2006, the State Farm Municipal Bond Fund had a total return of 3.39% versus 4.69% for the Lehman Brothers Municipal Bond Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During periods between December 2005 and June 2006, when interest rates were generally rising, the Fund’s short and intermediate maturity orientation was a benefit with 84% of total investments in bonds maturing within 12 years versus 51.6% for the benchmark. Conversely, as interest rates declined over the last four months of the reporting period, the conservative orientation hindered returns and the Fund underperformed its benchmark. As a refresher, when interest rates rise, bond prices decline. When interest rates go down, bond prices go up. Accordingly, the average maturity for the Municipal Bond Fund declined over the reporting period as well from 7.08 years to 6.85 years.

With 16.0% of total investments in bonds maturing between 12-22 years along with no bonds in the portfolio having maturities over 22 years, the Fund was not positioned to benefit from a decline in interest rates, especially during a period when yields on long-term bond maturities declined more than short and intermediate maturities. This is also supported by the modified duration calculation for the Fund compared to the Index. Modified duration is a statistic that measures the interest rate sensitivity of a bond’s price (or in this case, a bond fund’s NAV) relative to changes in interest rates. On November 30, 2006 the modified duration for the Fund was 4.09 years versus 5.91 years for the benchmark Index.

As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards short and intermediate maturity bonds under the belief that long maturity bonds have not provided enough additional yield to compensate for the higher risk and volatility.

*	The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

The Lehman Brothers Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

The Fund maintained a high quality credit orientation with over 95% of total investments in municipal bonds rated Aa1 or higher by Moody’s Investor Services. Over the reporting period, lower quality municipal credits outperformed high quality credits. Combined, the difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark played a role in the Fund’s relative underperformance versus the benchmark during the reporting period.

The number of individual bonds held in the portfolio increased slightly over the reporting period from 193 to 206 bonds. Turnover during the reporting period was 6.45%. California remained the largest single state of investment within the Fund at 7.13% of net assets. Notable changes to the portfolio included maturing and pre-refunded bonds in Illinois, South Dakota, and Texas. While the investment team purchased a number of new bonds for the portfolio across a variety of states, three revenue bonds tied to Florida water, sewer, and power systems totaling $7.345 million or 1.63% of the net assets of the Fund as of November 30, 2006, were the main recipients of the proceeds.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2006 through November 30, 2006.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio Based on the Period June 1, 2006 to November 30, 2006	Expenses Paid During Period June 1, 2006 to November 30, 2006*
State Farm Growth Fund
Actual	$1,000.00	$1,090.37	0.12%	$0.63
Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61
State Farm Balanced Fund
Actual	$1,000.00	$1,077.18	0.13%	$0.68
Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66
State Farm Interim Fund
Actual	$1,000.00	$1,034.82	0.19%	$0.97
Hypothetical (5% return before expenses)	$1,000.00	$1,024.12	0.19%	$0.96
State Farm Municipal Bond Fund
Actual	$1,000.00	$1,035.00	0.15%	$0.77
Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 16, 2006, all of the Trustees present, including those Trustees present who were not interested persons of Associates’ Funds Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), considered whether to approve continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”).

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel who, prior to the June 16, 2006 meeting, sent to SFIMC a request for information to be provided to the Board in connection with the Board’s consideration of continuing the Advisory Agreement. SFIMC provided materials to the Board responding to that request prior to the meeting, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each a “Fund” and collectively the “Funds”). SFIMC also provided the Board with additional information that SFIMC believed would be useful to the Board in evaluating whether to approve continuation of the Advisory Agreement. The Board also received a report prepared by Lipper Inc., an independent fund tracking organization (the “Lipper Report”), relating to the performance and expenses of each of the Funds prior to the June 16th meeting. In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve continuation of the Advisory Agreement.

The Independent Trustees conducted a preliminary review of all this material on May 31, 2006 at a separate meeting, during which management of Associates’ Funds Trust expounded on those materials, responded to specific questions from the Independent Trustees and produced enhanced materials in response to specific requests at the June 16th Board meeting.

The Independent Trustees discussed all this information extensively at the June 16th meeting among themselves, with their independent legal counsel and with the other Board members, after which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s approval of the Advisory Agreement are discussed separately below.

The Board first considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the make-up, education and experience of the teams responsible for managing the Funds at SFIMC, and concluded that SFIMC’s investment management teams have a satisfactory, long-term track record in managing the Funds. The Board considered that SFIMC has been engaged in the business of managing mutual funds since 1968, and that as of December 31, 2005, SFIMC managed more than $9.6 billion in assets. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to continue to manage the Funds, and that given its past experience, SFIMC would be able to continue to provide satisfactory services to Associates’ Funds Trust.

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ underwriter. SFIMC explained to the Board that neither SFIMC nor State Farm VP Management Corp. receive fees from Associates’ Funds Trust for providing these various ancillary services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

The Board next discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. SFIMC advised the Board that, as the Funds grow, each Fund’s fixed costs will be spread over a larger asset base, so a Fund’s fee levels will reflect economies of scale for the benefit of the Fund. The Board also noted that the Advisory Agreement includes breakpoints, which lead to economics of scale for Fund shareholders as assets increase.

The Board considered the investment performance of each Fund, including, as applicable, the year-to-date, one, three, five and ten year performance of each Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures (“Peer Funds”). After extensive discussion, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

The Board finally examined the fee structure and expense ratio of each Fund, including in comparison to Peer Funds. The Board also considered SFIMC’s profitability in serving as investment adviser to Associates’ Funds Trust, noting that SFIMC operated at cost. The Board concluded that each Fund’s advisory fee was acceptable.

Based on the Trustees’ deliberations and their evaluation of the information provided by SFIMC, the Board, including all of the Independent Trustees present at the Board meeting, unanimously approved the continuation of the Advisory Agreement.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2006

	Shares	Value
Common Stocks (99.01%)
Agriculture, Foods, & Beverage (8.87%)
Archer-Daniels-Midland Co.	3,477,500	$122,060,250
Campbell Soup Co.	92,000	3,502,440
Kellogg Co.	930,000	46,295,400
McCormick & Co. Inc.	428,600	16,595,392
PepsiCo Inc.	586,100	36,320,617
Sysco Corp.	766,500	27,479,025
The Coca-Cola Co.	888,500	41,608,455
The Hershey Co.	226,400	11,992,408

		305,853,987

Banks (6.98%)
Bank of America Corp.	1,048,527	56,463,179
Fifth Third Bancorp	191,000	7,531,130
M&T Bank Corp.	179,700	21,319,608
Northern Trust Corp.	144,000	8,202,240
Popular Inc.	1,724,503	30,523,703
SunTrust Banks Inc.	334,600	27,320,090
Wells Fargo & Co.	2,536,800	89,396,832

		240,756,782

Building Materials & Construction (2.67%)
Vulcan Materials Co.	1,039,200	92,197,824

Chemicals (6.42%)
Air Products & Chemicals Inc.	830,000	57,386,200
E.I. du Pont de Nemours and Co.	496,104	23,282,161
International Flavors & Fragrances Inc.	561,000	26,428,710
Sigma-Aldrich Corp.	1,375,000	104,651,250
The Dow Chemical Co.	243,000	9,722,430

		221,470,751

Computer Software & Services (3.72%)
Automatic Data Processing Inc.	149,000	7,186,270
Check Point Software Technologies Ltd. (a)	129,850	2,973,565
Microsoft Corp.	3,235,500	94,897,215
SAP AG	111,200	23,265,664

		128,322,714

Computers (5.00%)
Hewlett-Packard Co.	3,019,400	119,145,524
International Business Machines Corp.	580,000	53,313,600

		172,459,124

Consumer & Marketing (4.98%)
AptarGroup Inc.	190,800	11,688,408
Colgate-Palmolive Co.	436,300	28,381,315
Nestle SA ADR	456,800	40,321,005

	Shares	Value
Common Stocks (Cont.)
Consumer & Marketing (Cont.)
The Procter & Gamble Co.	1,454,855	$91,350,345

		171,741,073

Electronic/Electrical Mfg. (7.57%)
Agilent Technologies Inc. (a)	548,071	17,450,581
Applied Materials Inc.	1,662,700	29,895,346
Emerson Electric Co.	270,400	23,443,680
General Electric Co.	2,921,700	103,077,576
Intel Corp.	2,420,800	51,684,080
KLA-Tencor Corp.	247,200	12,772,824
Linear Technology Corp.	703,200	22,600,848

		260,924,935

Financial Services (4.14%)
Citigroup Inc.	1,485,633	73,672,541
Regions Financial Corp.	266,042	9,750,439
Wachovia Corp.	1,091,900	59,170,061

		142,593,041

Health Care (14.39%)
Abbott Laboratories	567,100	26,460,886
Biomet Inc.	3,487,500	131,862,375
Eli Lilly & Co.	997,000	53,429,230
Johnson & Johnson	2,481,600	163,562,256
Medtronic Inc.	135,800	7,079,254
Merck & Co. Inc.	675,700	30,075,407
Pfizer Inc.	3,047,300	83,770,277

		496,239,685

Machinery & Manufacturing (5.40%)
3M Co.	497,000	40,485,620
Caterpillar Inc.	843,400	52,316,102
HNI Corp.	1,439,200	67,412,128
Illinois Tool Works Inc.	552,200	26,063,840

		186,277,690

Media & Broadcasting (3.65%)
CBS Corp. Class B	405,550	12,065,113
Reuters Group PLC ADR	155,433	8,303,231
The Walt Disney Co.	2,728,640	90,181,552
Viacom Inc. Class B (a)	405,550	15,212,180

		125,762,076

Mining & Metals (2.90%)
BHP Billiton PLC	941,859	17,862,492
Newmont Mining Corp.	36,700	1,721,597
Nucor Corp.	531,200	31,792,320
Rio Tinto PLC ADR	226,800	48,669,012

		100,045,421

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (13.54%)
Anadarko Petroleum Corp.	210,200	$10,375,472
BG Group PLC	3,199,100	43,035,824
Bill Barrett Corp. (a)	1,032,400	32,520,600
BP PLC ADR	626,392	42,644,767
Chevron Corp.	1,060,000	76,659,200
Devon Energy Corp.	212,204	15,569,408
Exxon Mobil Corp.	2,615,200	200,873,512
Royal Dutch Shell PLC ADR Class A	516,300	36,672,789
Tidewater Inc.	154,191	8,531,388

		466,882,960

Retailers (2.23%)
Home Depot Inc.	396,400	15,051,308
Wal-Mart Stores Inc.	1,339,100	61,732,510

		76,783,818

Telecom & Telecom Equipment (5.81%)
ADC Telecommunications Inc. (a)	257,142	3,545,988
AT&T Inc.	1,497,512	50,780,632
BellSouth Corp.	485,300	21,639,527
Cisco Systems Inc. (a)	1,515,700	40,742,016
Corning Inc. (a)	1,284,600	27,695,976
Lucent Technologies Inc. Warrants (a)	25,216	5,674
Motorola Inc.	792,000	17,558,640
Nokia Corp. ADR	1,181,100	23,881,842
Verizon Communications Inc.	411,000	14,360,340

		200,210,635

Utilities & Energy (0.74%)
Duke Energy Corp.	799,900	25,372,828

Total Common Stocks
(cost $1,432,263,077)		3,413,895,344

	Shares	Value
Short-term Investments (0.64%)
JPMorgan Treasury Plus Money Market Fund	22,110,350	$22,110,350

Total Short-term Investments
(cost $22,110,350)		22,110,350

TOTAL INVESTMENTS (99.65%)
(cost $1,454,373,427)		3,436,005,694
OTHER ASSETS, NET OF LIABILITIES (0.35%)		11,939,903

NET ASSETS (100.00%)		$3,447,945,597

(a)	Non-income producing security.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2006

	Shares	Value
Common Stocks (63.55%)
Agriculture, Foods, & Beverage (5.56%)
Archer-Daniels-Midland Co.	940,561	$33,013,691
Campbell Soup Co.	26,000	989,820
Kellogg Co.	310,000	15,431,800
PepsiCo Inc.	98,200	6,085,454
Sara Lee Corp.	58,000	961,640
Sysco Corp.	40,500	1,451,925
The Coca-Cola Co.	190,000	8,897,700
The Hershey Co.	34,400	1,822,168

		68,654,198

Banks (4.57%)
Bank of America Corp.	210,504	11,335,641
Fifth Third Bancorp	56,600	2,231,738
M&T Bank Corp.	30,400	3,606,656
Northern Trust Corp.	41,000	2,335,360
Popular Inc.	346,689	6,136,395
SunTrust Banks Inc.	54,300	4,433,595
Wells Fargo & Co.	747,600	26,345,424

		56,424,809

Building Materials & Construction (1.15%)
Vulcan Materials Co.	160,200	14,212,944

Chemicals (3.90%)
Air Products & Chemicals Inc.	230,000	15,902,200
E.I. du Pont de Nemours and Co.	108,705	5,101,526
International Flavors & Fragrances Inc.	120,000	5,653,200
Sigma-Aldrich Corp.	245,500	18,685,005
The Dow Chemical Co.	69,000	2,760,690

		48,102,621

Computer Software & Services (1.82%)
Automatic Data Processing Inc.	28,900	1,393,847
Microsoft Corp.	625,400	18,342,982
SAP AG	13,200	2,761,752

		22,498,581

Computers (3.54%)
Hewlett-Packard Co.	754,000	29,752,840
International Business Machines Corp.	152,100	13,981,032

		43,733,872

Consumer & Marketing (3.38%)
AptarGroup Inc.	45,900	2,811,834
Nestle SA ADR	101,000	8,915,108
The Procter & Gamble Co.	477,700	29,994,783

		41,721,725

	Shares	Value
Common Stocks (Cont.)
Electronic/Electrical Mfg. (4.11%)
Agilent Technologies Inc. (a)	143,787	$4,578,178
Applied Materials Inc.	182,000	3,272,360
Emerson Electric Co.	31,200	2,705,040
General Electric Co.	635,700	22,427,496
Intel Corp.	592,500	12,649,875
KLA-Tencor Corp.	45,100	2,330,317
Linear Technology Corp.	81,600	2,622,624
Texas Instruments Inc.	6,300	186,165

		50,772,055

Financial Services (2.80%)
Citigroup Inc.	307,000	15,224,130
Regions Financial Corp.	41,713	1,528,781
Wachovia Corp.	327,620	17,753,728

		34,506,639

Health Care (9.50%)
Allergan Inc.	77,400	9,023,292
Biomet Inc.	911,250	34,454,362
Eli Lilly & Co.	212,000	11,361,080
Forest Laboratories Inc. (a)	20,900	1,017,830
Johnson & Johnson	417,700	27,530,607
Medtronic Inc.	21,600	1,126,008
Merck & Co. Inc.	144,100	6,413,891
Pfizer Inc.	960,000	26,390,400

		117,317,470

Machinery & Manufacturing (3.25%)
3M Co.	124,600	10,149,916
Caterpillar Inc.	262,400	16,276,672
HNI Corp.	160,000	7,494,400
Illinois Tool Works Inc.	130,600	6,164,320

		40,085,308

Media & Broadcasting (4.19%)
CBS Corp. Class B	49,450	1,471,138
Lee Enterprises Inc. Class A	42,000	1,213,800
Lee Enterprises Inc. Class B (b)	42,000	1,213,800
Reuters Group PLC ADR	200,433	10,707,131
The Walt Disney Co.	1,065,995	35,231,135
Viacom Inc. Class B (a)	49,450	1,854,869

		51,691,873

Mining & Metals (3.50%)
Newmont Mining Corp.	29,200	1,369,772
Nucor Corp.	436,800	26,142,480
Rio Tinto PLC ADR	73,250	15,718,717

		43,230,969

Oil & Gas (7.35%)
BG Group PLC	256,800	3,454,596

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Shares or principal amount	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Bill Barrett Corp. (a)	100,000	$3,150,000
BP PLC ADR	115,786	7,882,711
Chevron Corp.	288,000	20,828,160
Devon Energy Corp.	76,170	5,588,593
Exxon Mobil Corp.	448,000	34,410,880
Royal Dutch Shell PLC ADR Class A	216,400	15,370,892

		90,685,832

Retailers (1.14%)
Home Depot Inc.	32,800	1,245,416
McDonald’s Corp.	2,500	104,925
Wal-Mart Stores Inc.	276,700	12,755,870

		14,106,211

Telecom & Telecom Equipment (3.47%)
ADC Telecommunications Inc. (a)	147,542	2,034,604
AT&T Inc.	470,024	15,938,514
BellSouth Corp.	47,800	2,131,402
Cisco Systems Inc. (a)	228,800	6,150,144
Corning Inc. (a)	372,300	8,026,788
Motorola Inc.	192,000	4,256,640
Nokia Corp. ADR	144,900	2,929,878
Verizon Communications Inc.	38,700	1,352,178

		42,820,148

Utilities & Energy (0.32%)
Duke Energy Corp.	125,900	3,993,548

Total Common Stocks
(cost $298,660,400)		784,558,803

Corporate Bonds (17.58%)
Agriculture, Foods, & Beverage (1.58%)
Pioneer Hi-Bred International Inc. 5.750%, 01/15/2009	$3,000,000	3,036,756
WM Wrigley Jr. Co. 4.300%, 07/15/2010	1,000,000	977,889
Archer-Daniels-Midland Co. 5.870%, 11/15/2010	2,950,000	3,029,960
The Coca-Cola Co. 5.750%, 03/15/2011	3,000,000	3,097,083
PepsiAmericas Inc. 5.625%, 05/31/2011	1,000,000	1,016,605
HJ Heinz Co. 6.625%, 07/15/2011	3,000,000	3,146,778
Hershey Co. 5.300%, 09/01/2011	500,000	506,848

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Sara Lee Corp. 6.250%, 09/15/2011	$2,000,000	$2,053,842
Kraft Foods Inc. 6.250%, 06/01/2012	1,000,000	1,050,795
Bottling Group LLC 5.500%, 04/01/2016	1,000,000	1,014,481
Hershey Co. 5.450%, 09/01/2016	500,000	510,945

		19,441,982

Automotive (0.44%)
Toyota Motor Credit 5.650%, 01/15/2007	2,000,000	2,000,920
Ford Motor Credit Co. 5.800%, 01/12/2009	3,000,000	2,930,778
Toyota Motor Credit Corp. 5.450%, 05/18/2011	500,000	511,572

		5,443,270

Banks (0.92%)
JPMorgan Chase & Co. 5.350%, 03/01/2007	1,000,000	999,680
Bank of New York 5.050%, 03/03/2009	2,000,000	1,987,296
Bank of America Corp. 4.500%, 08/01/2010	1,000,000	985,405
Wells Fargo & Co. 4.875%, 01/12/2011	1,000,000	998,146
Wachovia Corp. 5.350%, 03/15/2011	750,000	759,278
Charter One Bank FSB 5.500%, 04/26/2011	1,500,000	1,527,018
Bank of America Corp. 5.375%, 08/15/2011	500,000	508,270
Bank of New York 5.125%, 11/01/2011	500,000	502,573
Wachovia Corp. 5.700%, 08/01/2013	750,000	774,072
Wachovia Bank NA 5.600%, 03/15/2016	750,000	766,647
JP Morgan Chase 5.875%, 06/13/2016	500,000	522,591
Bank of America NA 6.000%, 06/15/2016	1,000,000	1,057,700

		11,388,676

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Building Materials & Construction (0.25%)
Vulcan Materials Co. 6.000%, 04/01/2009	$3,000,000	$3,059,037

Chemicals (0.57%)
The Dow Chemical Co. 6.125%, 02/01/2011	3,000,000	3,113,604
E.I. du Pont de Nemours and Co. 4.875%, 04/30/2014	3,000,000	2,953,536
Praxair Inc. 5.375%, 11/01/2016	1,000,000	1,014,912

		7,082,052

Computers (0.25%)
International Business Machines Corp. 5.375%, 02/01/2009	3,000,000	3,023,805

Consumer & Marketing (1.42%)
Kimberly-Clark Corp. 7.100%, 08/01/2007	3,000,000	3,036,570
Avery Dennison Corp. 5.900%, 12/01/2008	5,000,000	5,045,670
The Procter & Gamble Co. 6.875%, 09/15/2009	3,000,000	3,149,739
Unilever Capital Corp. 7.125%, 11/01/2010	3,000,000	3,217,962
Clorox Co. 6.125%, 02/01/2011	3,000,000	3,111,333

		17,561,274

Electronic/Electrical Mfg. (0.25%)
Emerson Electric Co. 5.850%, 03/15/2009	3,000,000	3,052,830

Financial Services (1.14%)
Citigroup Inc. 5.000%, 03/06/2007	1,000,000	998,962
General Electric Capital Corp. 7.375%, 01/19/2010	2,000,000	2,139,648
BellSouth Capital Funding Corp. 7.750%, 02/15/2010	3,000,000	3,221,517
Citigroup Inc. 4.625%, 08/03/2010	1,000,000	989,520
HSBC Finance Corp. 5.700%, 06/01/2011	1,500,000	1,539,004
JPMorgan Chase & Co. 5.600%, 06/01/2011	1,000,000	1,022,442
Wells Fargo Financial 6.125%, 04/18/2012	2,000,000	2,099,332
HSBC Finance Corp. 5.250%, 01/15/2014	500,000	502,474

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
Citigroup Inc. 5.300%, 01/07/2016	$1,000,000	$1,008,538
General Electric Capital Corp. 5.375%, 10/20/2016	500,000	508,290

		14,029,727

Health Care (1.76%)
Abbott Laboratories 3.500%, 02/17/2009	1,000,000	969,854
Johnson & Johnson 6.625%, 09/01/2009	3,000,000	3,132,459
Becton Dickinson & Co. 7.150%, 10/01/2009	3,000,000	3,164,604
Genentech Inc. 4.400%, 07/15/2010	1,000,000	983,747
Merck & Co. Inc. 5.125%, 11/15/2011	500,000	503,543
Eli Lilly & Co. 6.000%, 03/15/2012	2,000,000	2,092,812
Merck & Co. Inc. 4.375%, 02/15/2013	2,000,000	1,922,400
Schering-Plough Corp. 5.550%, 12/01/2013	1,000,000	1,017,355
Pfizer Inc. 4.500%, 02/15/2014	1,000,000	979,234
GlaxoSmithKline 4.375%, 04/15/2014	3,000,000	2,871,735
AstraZeneca PLC SP 5.400%, 06/01/2014	2,000,000	2,039,442
Abbott Laboratories 5.875%, 05/15/2016	2,000,000	2,098,148

		21,775,333

Machinery & Manufacturing (1.52%)
Illinois Tool Works Inc. 5.750%, 03/01/2009	3,000,000	3,048,432
Caterpillar Inc. 7.250%, 09/15/2009	3,000,000	3,173,265
3M Co. 5.125%, 11/06/2009	3,000,000	3,019,353
Honeywell International Inc. 7.500%, 03/01/2010	3,000,000	3,219,987
Deere & Co. 7.850%, 05/15/2010	3,000,000	3,261,501
Dover Corp. 6.500%, 02/15/2011	2,000,000	2,102,038
Ingersoll-Rand Co. Ltd. 4.750%, 05/15/2015	1,000,000	965,554

		18,790,130

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (0.98%)
The Walt Disney Co. 5.500%, 12/29/2006	$2,000,000	$2,000,384
Gannett Co. 5.500%, 04/01/2007	1,000,000	998,744
The Washington Post Co. 5.500%, 02/15/2009	3,000,000	3,003,915
New York Times Co. 4.500%, 03/15/2010	500,000	485,987
Knight-Ridder Inc. 7.125%, 06/01/2011	3,000,000	3,143,061
The Walt Disney Co. 5.700%, 07/15/2011	2,000,000	2,051,942
New York Times Co. 5.000%, 03/15/2015	500,000	472,069

		12,156,102

Mining & Metals (0.59%)
Alcan Inc. 6.450%, 03/15/2011	2,000,000	2,089,134
Alcoa Inc. 6.500%, 06/01/2011	3,000,000	3,164,142
BHP Billiton Finance 5.250%, 12/15/2015	2,000,000	2,001,100

		7,254,376

Oil & Gas (0.66%)
Texaco Capital 5.500%, 01/15/2009	3,000,000	3,039,279
Shell International Finance 5.625%, 06/27/2011	2,000,000	2,060,944
ConocoPhillips Canada 5.300%, 04/15/2012	500,000	505,099
ConocoPhillips Australia Funding Co. 5.500%, 04/15/2013	2,000,000	2,043,134
ConocoPhillips Canada 5.625%, 10/15/2016	500,000	511,931

		8,160,387

Retailers (1.02%)
Wal-Mart Stores Inc. 6.875%, 08/10/2009	3,000,000	3,146,991
Home Depot Inc. 4.625%, 08/15/2010	2,000,000	1,976,060
McDonald’s Corp. 6.000%, 04/15/2011	3,000,000	3,106,230
Lowe’s Companies Inc. 5.000%, 10/15/2015	1,000,000	983,702
Home Depot Inc. 5.400%, 03/01/2016	1,000,000	997,035
Target Corp. 5.875%, 07/15/2016	1,300,000	1,364,630

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Lowe’s Companies Inc. 5.400%, 10/15/2016	$1,000,000	$1,006,850

		12,581,498

Telecom & Telecom Equipment (1.63%)
US West Communications 5.625%, 11/15/2008	5,000,000	5,000,000
Motorola Inc. 7.625%, 11/15/2010	3,000,000	3,262,875
Vodafone Group PLC 5.500%, 06/15/2011	1,500,000	1,517,860
Verizon New Jersey Inc. 5.875%, 01/17/2012	3,000,000	3,073,389
SBC Communications Inc. 5.875%, 02/01/2012	3,000,000	3,087,444
Telstra Corp. Ltd. 6.375%, 04/01/2012	2,000,000	2,088,972
Alltel Corp. 7.000%, 07/01/2012	2,000,000	2,117,542

		20,148,082

Utilities & Energy (2.60%)
Virginia Electric & Power 5.375%, 02/01/2007	3,000,000	2,999,982
PPL Electric Utilities 5.875%, 08/15/2007	2,000,000	2,007,138
Northern Illinois Gas 5.875%, 08/15/2008	3,000,000	3,032,415
Duke Energy Corp. 7.375%, 03/01/2010	3,000,000	3,201,891
IES Utilities 6.750%, 03/15/2011	2,000,000	2,105,508
Florida Power Corp. 6.650%, 07/15/2011	3,000,000	3,178,500
Wisconsin Public Service 6.125%, 08/01/2011	3,000,000	3,125,640
Pacificorp 6.900%, 11/15/2011	2,000,000	2,159,038
Tampa Electric Co. 6.875%, 06/15/2012	3,000,000	3,238,527
MidAmerican Energy Co. 5.125%, 01/15/2013	2,000,000	1,996,258
Georgia Power 5.250%, 12/15/2015	2,000,000	2,012,826
Union Electric Co. 5.400%, 02/01/2016	2,000,000	1,977,122

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Consolidated Edison 5.300%, 12/01/2016	$1,000,000	$1,003,070

		32,037,915

Total Corporate Bonds
(cost $211,075,106)		216,986,476

Government Agency Securities (0.82%) (c)
Federal National Mortgage Association 6.000%, 05/15/2008	10,000,000	10,162,280

Total Government Agency Securities
(cost $9,900,513)		10,162,280

U.S. Treasury Obligations (15.11%)
U.S. Treasury Notes
6.125%, 08/15/2007	15,000,000	15,116,595
3.000%, 11/15/2007	20,000,000	19,650,780
5.500%, 02/15/2008	4,000,000	4,033,280
3.125%, 10/15/2008	15,000,000	14,603,910
5.750%, 08/15/2010	5,000,000	5,219,530
5.000%, 08/15/2011	5,000,000	5,126,560
4.875%, 02/15/2012	10,000,000	10,213,670
4.375%, 08/15/2012	10,000,000	9,985,160
3.875%, 02/15/2013	10,000,000	9,704,690
3.625%, 05/15/2013	10,000,000	9,556,640
4.250%, 08/15/2013	10,000,000	9,894,140
4.250%, 11/15/2013	10,000,000	9,885,940
4.000%, 02/15/2014	10,000,000	9,724,610
4.250%, 11/15/2014	20,000,000	19,732,820
4.000%, 02/15/2015	15,000,000	14,537,700
4.125%, 05/15/2015	20,000,000	19,546,100

Total U.S. Treasury Obligations
(cost $188,588,363)		186,532,125

	Shares or principal amount	Value
Short-term Investments (2.40%)
New Center Asset Trust, 5.300%, 12/01/2006	$23,000,000	$23,000,000
JPMorgan Treasury Plus Money Market Fund	6,668,137	6,668,137

Total Short-term Investments
(cost $29,668,137)		29,668,137

TOTAL INVESTMENTS (99.46%)
(cost $737,892,519)		1,227,907,821
OTHER ASSETS, NET OF LIABILITIES (0.54%)		6,593,607

NET ASSETS (100.00%)		$1,234,501,428

(a)	Non-income producing security.

(b)	Illiquid and fair valued due to sales restrictions on Class B shares. At November 30, 2006, the fair value of this security amounted to $1,213,800 or 0.10% of net assets.

(c)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2006

	Shares or Principal amount	Value
U.S. Treasury Obligations (94.55%)
U.S. Treasury Notes
6.250%, 02/15/2007	$4,000,000	$4,008,908
6.625%, 05/15/2007	3,000,000	3,021,444
4.375%, 05/15/2007	5,000,000	4,985,740
3.250%, 08/15/2007	10,000,000	9,881,640
6.125%, 08/15/2007	9,000,000	9,069,957
5.500%, 02/15/2008	13,150,000	13,259,408
5.625%, 05/15/2008	5,000,000	5,065,040
3.250%, 08/15/2008	5,000,000	4,887,890
4.750%, 11/15/2008	10,000,000	10,026,950
3.000%, 02/15/2009	5,000,000	4,837,305
3.125%, 04/15/2009	8,000,000	7,748,752
5.500%, 05/15/2009	10,000,000	10,225,780
6.000%, 08/15/2009	11,000,000	11,407,341
6.500%, 02/15/2010	15,000,000	15,890,625
4.000%, 04/15/2010	10,000,000	9,855,470
5.750%, 08/15/2010	10,000,000	10,439,060
5.000%, 02/15/2011	10,000,000	10,227,730
5.000%, 08/15/2011	6,000,000	6,151,872
4.500%, 09/30/2011	10,000,000	10,019,530
4.875%, 02/15/2012	10,000,000	10,213,670

Total U.S. Treasury Obligations
(cost $173,523,121)		171,224,112

Short-term Investments (5.29%)
JPMorgan Treasury Plus Money Market Fund	9,575,386	9,575,386

Total Short-term Investments
(cost $9,575,386)		9,575,386

TOTAL INVESTMENTS (99.84%)
(cost $183,098,507)		180,799,498
OTHER ASSETS, NET OF LIABILITIES (0.16%)		286,572

NET ASSETS (100.00%)		$181,086,070

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (99.03%)
Alabama (1.54%)
City of Birmingham, Alabama, General Obligation Refunding Bonds, Series 2002A	5.500%	04/01/2013	Aaa	$2,000,000	$2,200,720
Limestone County Board of Education, Alabama, Capital Outlay Tax Anticipation Warrants, Series 1998 (Prerefunded to 07-01-2008 @ 102) (a)	4.900%	07/01/2015	Aaa	2,465,000	2,564,734
City of Hoover, Alabama, General Obligation Warrants	5.000%	03/01/2017	Aaa	2,000,000	2,182,320

					6,947,774

Alaska (1.24%)
Municipality of Anchorage, Alaska, 2000 General Obligation General Purpose Bonds, Series A (Prerefunded to 09-01-2010 @ 100) (a)	5.625%	09/01/2013	Aaa	1,500,000	1,604,745
Municipality of Anchorage, Alaska, Senior Lien Refunding Electric Revenue Bonds, 1996	6.500%	12/01/2014	Aaa	2,000,000	2,387,320
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 1999 Series A (Prerefunded to 03-01-2009 @ 100) (a)	5.000%	03/01/2015	Aaa	1,565,000	1,613,687

					5,605,752

Arizona (2.42%)
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.100%	07/01/2008	A+	1,000,000	1,054,250
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.000%	07/01/2009	A+	1,200,000	1,295,040
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.000%	07/01/2010	A+	2,500,000	2,770,075
Mesa Unified School District No. 4 of Maricopa County, Arizona, School Improvement Bonds, Project of 1995, Series D (1997) (Prerefunded to 07-01-2007 @ 100) (a)	4.750%	07/01/2010	Aaa	4,250,000	4,280,217
Salt River Project Arizona Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2002 Series C	5.000%	01/01/2015	AA	900,000	969,678
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2000, Series C (2006)	4.250%	07/01/2015	Aaa	525,000	547,208

					10,916,468

Arkansas (2.91%)
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2013	Aa2	5,000,000	5,365,650
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2014	Aa2	2,000,000	2,146,260
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds	4.000%	06/01/2015	A1	960,000	966,528
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.250%	06/01/2015	A1	1,020,000	1,031,037
Van Buren Arkansas, School District No. 42, Refunded and Construction	4.500%	04/01/2017	Aaa	1,295,000	1,317,507
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.375%	06/01/2017	A1	1,110,000	1,121,866
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.500%	06/01/2018	A1	1,155,000	1,168,825

					13,117,673

California (7.13%)
Sacramento County, California, Sanitary District Financing Authority Revenue Bonds, 1995 (Escrowed to Maturity) (a)	5.000%	12/01/2007	AA	2,830,000	2,871,318

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Sacramento County, California, Sanitary District Financing Authority Revenue Bonds, 1995 (Prerefunded to 12-01-2007 @ 100) (a)	5.000%	12/01/2008	AA	$1,500,000	$1,521,825
State of California, Various Purpose, General Obligation Bonds	5.000%	02/01/2014	A1	3,600,000	3,828,096
Calleguas-Las Virgines, Public Financing Authority Revenue Bonds, Series A (Calleguas Municipal Water District Project) (Prefunded to 07-01-2013 @ 100) (a)	5.000%	07/01/2015	Aaa	1,000,000	1,091,040
Golden West Schools Financing Authority, 2005 General Obligation Revenue Bonds	5.000%	08/01/2015	Aaa	1,515,000	1,673,833
State of California, Various Purpose General Obligation Bonds	5.250%	11/01/2015	A1	3,000,000	3,302,100
Los Angeles Unified School District, County of Los Angeles, California, General Obligation Bonds, Series A 2003 (Prefunded to 07-01-2013 @ 100) (a)	5.375%	07/01/2016	Aaa	3,905,000	4,345,992
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2017	A1	3,250,000	3,479,255
San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2003	5.000%	05/01/2017	Aaa	1,355,000	1,460,202
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	Aa3	5,000,000	5,307,700
Chino Valley Unified School District, (County of San Bernadino, California) General Obligation Bonds, 2002 Election, Series B	5.000%	08/01/2017	Aaa	1,560,000	1,685,283
State of California, General Obligation Bonds	5.000%	12/01/2017	A1	300,000	315,588
State of California, General Obligation Bonds (Prerefunded to 12-01-2010 @ 100) (a)	5.000%	12/01/2017	A1	1,200,000	1,266,012

					32,148,244

Colorado (5.76%)
Arapahoe County School District No. 6, Colorado, Littleton Public Schools General Obligation Improvement Bonds, Series 1995A (Prerefunded to 12-01-2006 @ 102) (a)	5.000%	12/01/2007	Aa2	2,000,000	2,040,000
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 1999 (Escrowed to maturity) (a)	5.500%	12/15/2009	Aa2	2,000,000	2,111,600
Mesa County Valley School District No. 51, County of Mesa, State of Colorado, General Obligation Bonds, Series 1996 (Prerefunded to 12-01-2006 @ 101) (a)	5.300%	12/01/2010	Aaa	2,540,000	2,565,400
St. Vrain School District # R3-1J, Colorado, General Obligation, Series 1997 (Prerefunded to 12-15-2007 @ 101) (a)	5.000%	12/15/2012	Aaa	3,135,000	3,212,936
City of Boulder, Colorado, Open Space Acquisition Refunding Bonds, Series 1999	5.000%	08/15/2013	Aa1	1,855,000	1,926,343
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A	5.250%	12/15/2013	Aaa	1,750,000	1,887,865
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2011 @ 100) (a)	5.250%	12/15/2013	Aaa	1,250,000	1,348,837
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001	5.500%	12/01/2014	Aaa	1,135,000	1,235,039
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002 (Prerefunded to 12/01/2011 @ 100) (a)	5.250%	12/01/2014	Aaa	1,365,000	1,472,180
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B.	4.750%	11/15/2015	Aaa	510,000	553,692
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001	5.500%	12/01/2015	Aaa	1,170,000	1,272,562
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002 (Prerefunded to 12-01-2011 @ 100) (a)	5.250%	12/01/2016	Aaa	1,530,000	1,650,136

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Colorado (Cont.)
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	Aaa	$1,905,000	$2,008,442
Boulder Valley School District No. RE-2, Boulder and Gilpin Counties, Colorado, General Obligation Bonds, Series 1999	4.750%	12/01/2018	Aa3	2,000,000	2,061,180
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2019	Aaa	600,000	639,120

					25,985,332

Connecticut (2.31%)
State of Connecticut, General Obligation Bonds (Prerefunded to 11-15-2011 @ 100) (a)	5.125%	11/15/2016	Aa3	5,000,000	5,356,500
Clinton, Connecticut, General Obligation Unlimited (Prerefunded to 01-15-2012 @ 100) (a)	5.000%	01/15/2017	Aaa	390,000	417,148
Clinton, Connecticut, General Obligation Unlimited (Prerefunded to 01-15-2012 @ 100) (a)	5.000%	01/15/2018	Aaa	600,000	641,766
The University of Connecticut, General Obligation Bonds, Series A 2004	5.000%	01/15/2018	Aaa	600,000	647,580
Town of New Canaan Connecticut, General Obligation Bonds, Issue of 2004 (Prerefunded to 06-15-2009 @ 100) (a)	4.750%	06/15/2018	Aaa	1,250,000	1,288,700
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa3	2,000,000	2,068,540

					10,420,234

Florida (2.89%)
State of Florida, State Board of Education, Public Education Capital Outlay, Refunding Bonds, 1999 Series B	5.500%	06/01/2016	Aa1	4,910,000	5,331,327
JEA St. Johns River Power Park System, Refunding Revenue Bonds, Issue Two, Series Seventeen	5.000%	10/01/2018	AA-	4,000,000	4,232,960
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aaa	2,025,000	2,117,482
City of Pompano Beach, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006B	4.500%	07/01/2020	Aaa	1,320,000	1,367,955

					13,049,724

Georgia (4.95%)
State of Georgia, General Obligation Bonds, Series 1996C	6.250%	08/01/2009	Aaa	3,590,000	3,840,905
State of Georgia, General Obligation Bonds, Series 1995C	5.700%	07/01/2011	Aaa	2,000,000	2,186,120
Gwinnett County Water & Sewer Authority, Georgia, Revenue Series 1998 (Prerefunded to 08-01-2008 @ 102) (a)	5.000%	08/01/2011	Aaa	4,000,000	4,174,360
State of Georgia, General Obligation Bonds, Series 1995B	5.750%	03/01/2012	Aaa	3,000,000	3,321,870
State of Georgia, General Obligation Bonds, Series 1997A	6.250%	04/01/2012	Aaa	3,000,000	3,398,820
State of Georgia, General Obligation Bonds, Series B (Prerefunded to 05-01-2012 @ 100) (a)	5.125%	05/01/2014	Aaa	5,000,000	5,396,850

					22,318,925

Hawaii (1.25%)
City and County of Honolulu, Hawaii, General Obligation Bonds, 1996 Series A (Prerefunded to 09-01-2008 @ 100) (a)	5.400%	09/01/2009	Aaa	2,225,000	2,296,355
State of Hawaii, General Obligation Bonds of 1992, Series BW	6.375%	03/01/2011	AA-	2,945,000	3,269,539
State of Hawaii, General Obligation Bonds of 1992, Series BW (Escrowed to maturity) (a)	6.375%	03/01/2011	AA-	55,000	61,130

					5,627,024

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Idaho (0.40%)
Nampa School District No. 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.750%	08/15/2018	A	$1,690,000	$1,795,321

Illinois (5.31%)
Forest Preserve District of Kane County, Kane County, Illinois, General Obligation Bonds, Series 1999 (Prerefunded to 12-30-2009 @ 100) (a)	5.000%	12/30/2011	Aa3	2,500,000	2,605,225
School District Number 112 (North Shore), Lake County, Illinois, Refunding School Bonds, Series 2002	5.750%	12/01/2012	Aa1	3,750,000	4,180,875
Lake County Forest Preserve District, Lake County, Illinois, General Obligation Land Acquisition and Development Bonds, Series 2000	5.000%	12/15/2012	Aaa	2,000,000	2,100,260
State of Illinois, General Obligation Bonds, Illinois, First Series of April 2001	5.375%	04/01/2013	Aaa	2,000,000	2,202,600
DuPage County Forest Preserve District, Illinois, General Obligation, Series 1997 (Prerefunded to 10-01-2008 @ 100) (a)	4.900%	10/01/2013	Aaa	3,785,000	3,872,206
Community Unit School District Number 200, DuPage County, Illinois (Wheaton- Warrenville), General Obligation School Building Bonds, Series 1999 (Prerefunded to 02-01-2009 @ 100) (a)	5.050%	02/01/2015	Aaa	2,195,000	2,265,416
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2015	Aaa	1,045,000	1,128,161
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2016	Aaa	1,100,000	1,184,777
Community Unit School District No. 5, McLean and Woodford Counties, Illinois, General Obligation Refunding School Bonds, Series 2005	4.000%	12/01/2016	Aaa	1,000,000	1,012,760
Community Unit School District Number 200-U Will County, Illinois	5.000%	11/01/2019	Aaa	1,650,000	1,781,522
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds, Series B of 2006	4.375%	12/01/2020	Aaa	1,565,000	1,605,142

					23,938,944

Indiana (1.56%)
Eagle-Union Community Schools Building Corporation, Boone County, Indiana, 1st Mortgage Refunding Bonds, Series 1999	4.875%	07/05/2015	Aaa	2,325,000	2,402,190
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	07/10/2016	Aaa	2,635,000	2,832,203
Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005A	5.000%	07/15/2018	Aaa	1,665,000	1,805,410

					7,039,803

Iowa (1.46%)
Polk County, Iowa, Essential County Purpose General Obligation Bonds, Series 2001	5.000%	06/01/2014	Aaa	3,325,000	3,436,454
Board of Regents, State of Iowa, Utility System Revenue Bonds, Series S.U.I. 2006	4.000%	11/01/2015	Aaa	975,000	999,970
City of West Des Moines, Iowa, General Obligation Bonds, Series 2004A	5.000%	06/01/2018	Aaa	850,000	917,660
Clear Creek Amana Community School District, Iowa, General Obligation School Bonds	4.625%	06/01/2019	Aaa	1,200,000	1,243,404

					6,597,488

Kansas (2.63%)
Unified School District No. 383, Riley County, Kansas, (Manhattan-Ogden) General Obligation Refunding Bonds, Series 2001	5.000%	11/01/2014	Aaa	2,790,000	2,957,679

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kansas (Cont.)
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds	5.500%	05/01/2015	Aaa	$2,000,000	$2,274,980
City of Overland Park, Kansas Internal Improvement Bonds, Series 2006A	4.250%	09/01/2016	Aaa	1,420,000	1,475,948
Unified School District No. 233, Johnson County, Kansas, (Olathe) General Obligation School Bonds, Series 2003B	4.500%	09/01/2016	Aaa	1,000,000	1,023,200
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	Aaa	1,300,000	1,306,760
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series A	5.000%	12/01/2017	Aaa	670,000	723,205
Unified School District No. 263, Sedgwick County, Kansas (Mulvane) General Obligation School Building Bonds, Series 2004	5.000%	09/01/2018	Aaa	1,000,000	1,083,930
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005	5.000%	10/01/2018	Aaa	910,000	995,440

					11,841,142

Kentucky (2.15%)
Louisville and Jefferson County Metropolitan Sewer District (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1999A	5.500%	05/15/2009	Aaa	2,720,000	2,843,733
Jefferson County, Kentucky, General Obligation Refunding Bonds, Series 1998A	4.600%	12/01/2013	Aa2	1,665,000	1,734,364
Jefferson County, Kentucky, General Obligation Refunding Bonds, Series 1998A	4.700%	12/01/2014	Aa2	1,745,000	1,822,653
Sanitation District No. 1, Sanitation District Revenue Bonds, Series 2006, Campbell, Kenton and Boone Counties, Kentucky	4.300%	08/01/2017	Aaa	1,275,000	1,327,122
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.500%	11/01/2020	Aaa	1,865,000	1,949,913

					9,677,785

Louisiana (2.45%)
State of Louisiana, General Obligation Bonds, Series 1997 A (Prerefunded to 04-15-2007 @ 102) (a)	5.375%	04/15/2011	Aaa	5,000,000	5,132,100
State of Louisiana, General Obligation Bonds, Series 2003 A	5.000%	05/01/2018	Aaa	4,000,000	4,270,480
City of Shreveport, State of Louisiana, General Obligation Refunding Bonds, Series 2005A	5.000%	05/01/2019	Aaa	1,500,000	1,623,945

					11,026,525

Maryland (2.07%)
Montgomery County, Maryland, General Obligation Consolidated Public Improvement, 1998 Series A (Prerefunded to 05-01-2008 @ 101) (a)	4.875%	05/01/2013	Aaa	3,410,000	3,508,515
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2002, Second Series	5.500%	08/01/2014	Aaa	430,000	487,297
Baltimore County Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,050,000	1,132,320
Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005	4.000%	10/01/2017	Aaa	1,975,000	2,020,662
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa	2,000,000	2,187,920

					9,336,714

Massachusetts (1.52%)
Massachusetts Bay Transportation Authority, General Transportation System Bonds, Series C	5.500%	03/01/2013	Aaa	125,000	138,379
Town of Westborough Massachusetts, General Obligation Bonds, (Unlimited Tax)	5.000%	11/15/2016	Aa3	1,135,000	1,226,776

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Massachusetts (Cont.)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (a)	5.250%	08/01/2017	Aa2	$5,000,000	$5,471,750

					6,836,905

Michigan (2.97%)
State of Michigan, General Obligation Bonds, Clean Michigan Initiative Program, Series 1999A	5.500%	11/01/2009	Aa2	3,140,000	3,309,277
Lake Orion Community School District, County of Oakland, State of Michigan, 2000 School Building and Site Bonds, (General Obligation - Unlimited Tax), Series A (Prerefunded to 05-01-2010 @ 100) (a)	5.550%	05/01/2011	Aaa	2,500,000	2,654,025
Northville Public Schools, Michigan, 1997 General Obligation School Building & Site & Refunding (Prerefunded to 05-01-2007 @ 100) (a)	5.100%	05/01/2011	Aaa	3,800,000	3,824,358
Clarkston Community Schools, County of Oakland, State of Michigan, 1998 Refunding Bonds (General Obligation-Unlimited Tax)	4.850%	05/01/2012	Aaa	1,500,000	1,527,285
Avondale School District, Oakland County, Michigan, 1999 Refunding Bonds (Unlimited Tax General Obligation)	4.850%	05/01/2015	Aaa	1,000,000	1,031,320
Avondale School District, Oakland County, Michigan, 1999 Refunding Bonds (Unlimited Tax General Obligation)	4.900%	05/01/2016	Aaa	1,000,000	1,032,700

					13,378,965

Minnesota (0.93%)
Wayzata Independent School District #284, Minnesota, General Obligation School Building Refunding, Series 1998A	5.000%	02/01/2012	Aa2	3,000,000	3,093,780
Anoka Hennepin Independent School District 11, Coon Rapids, Minnesota, General Obligation, Alternative Facility Bonds, Series 2004A	4.000%	02/01/2017	Aaa	1,065,000	1,079,335

					4,173,115

Mississippi (1.60%)
State of Mississippi, General Obligation Refunding Bonds, Series 2001	5.500%	09/01/2013	Aa3	2,000,000	2,225,480
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa3	2,000,000	2,278,080
DeSoto County School District, DeSoto County, Mississippi, General Obligation Bonds, Series 2005	4.000%	05/01/2018	Aaa	1,685,000	1,689,246
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	Aaa	1,000,000	1,043,270

					7,236,076

Missouri (1.50%)
The School District of St. Joseph, (St. Joseph, Missouri), General Obligation School Building Bonds, Series 2000, (Missouri Direct Deposit Program) (Prerefunded to 03-01-2010 @ 101) (a)	5.450%	03/01/2011	AA+	1,375,000	1,463,412
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2001	5.125%	02/01/2016	Aaa	3,000,000	3,225,060
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District) General Obligation Refunding Bonds, Series 2005	4.500%	03/01/2019	Aaa	2,000,000	2,093,800

					6,782,272

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Montana (0.12%)
State of Montana, General Obligation Bonds, (Water Pollution Control State Revolving Fund Program), Series 2005G	4.750%	07/15/2018	Aa3	$490,000	$523,526

Nebraska (4.10%)
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 1992 Series B (Escrowed to maturity) (a)	6.150%	02/01/2012	Aa2	6,000,000	6,496,800
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 2002, Series B	5.000%	02/01/2013	Aa2	2,500,000	2,686,000
Nebraska Public Power District Revenue Series A	5.000%	01/01/2017	Aaa	3,000,000	3,207,540
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005.	4.500%	11/15/2018	Aaa	2,140,000	2,246,015
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005.	4.500%	11/15/2019	Aaa	2,140,000	2,237,777
City of Omaha, Nebraska, Sanitary Sewerage System Revenue Bonds, Series of 2006	4.250%	11/15/2020	Aaa	1,565,000	1,589,101

					18,463,233

New Hampshire (0.75%)
City of Concord, New Hampshire, General Obligations Bonds	4.750%	07/15/2016	Aa2	515,000	550,236
City of Manchester, New Hampshire, (Manchester Water Works) Water Revenue Bonds, Series 2003	5.000%	12/01/2017	Aa2	2,620,000	2,825,854

					3,376,090

New Jersey (2.02%)
State of New Jersey, General Obligation Bonds, Various Purpose	5.250%	08/01/2014	Aa3	7,000,000	7,756,630
Borough of Fort Lee, New Jersey, General Obligation Bonds, Series 2005	4.000%	07/15/2018	Aaa	1,350,000	1,357,884

					9,114,514

New York (1.51%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2	2,000,000	2,139,200
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2005 Series B	4.000%	06/15/2017	Aaa	1,000,000	1,018,090
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2019	Aaa	2,000,000	2,183,060
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds (b)	4.300%	06/01/2020	Aaa	695,000	710,776
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds (b)	4.300%	06/01/2021	Aaa	725,000	739,732

					6,790,858

North Carolina (1.09%)
County of Wake, North Carolina, General Obligation School Bonds, Series 1997 (Prerefunded to 03-01-2007 @ 101) (a)	4.900%	03/01/2009	Aaa	4,000,000	4,052,720
North Carolina, Orange Water and Sewer Authority, Water and Sewer System Revenue Bonds, Series 2006	4.375%	07/01/2019	Aa2	855,000	883,711

					4,936,431

North Dakota (0.75%)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2016	Aaa	1,915,000	2,068,583

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
North Dakota (Cont.)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2017	Aaa	$1,225,000	$1,319,411

					3,387,994

Ohio (5.52%)
Hilliard City School District, Ohio, General Obligation (Unlimited Tax) School Improvement Bonds, Series 2000	5.300%	12/01/2010	Aa2	2,000,000	2,127,580
State of Ohio, Higher Education Capital Facilities, General Obligation Bonds, Series 2000A	5.250%	02/01/2011	Aa1	2,000,000	2,104,840
State of Ohio, Full Faith & Credit General Obligation Infrastructure Improvement Bonds, Series 1997 (Prerefunded to 08-01-2007 @ 101) (a)	5.350%	08/01/2012	Aa1	5,000,000	5,107,100
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax School Improvement and Refunding Bonds, Series 2001	5.250%	12/01/2013	Aaa	2,780,000	2,978,075
Mason City School District, Counties of Warren and Butler, Ohio, School Improvement Unlimited Tax General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (a)	5.000%	12/01/2013	Aa2	2,000,000	2,134,340
Delaware County, Ohio, General Obligation, Limited Tax, Sewer District Improvement Bonds, Series 1999	4.900%	12/01/2015	Aaa	1,970,000	2,058,512
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2003	5.000%	12/01/2016	Aa2	1,140,000	1,208,514
Ohio State University (A State University of Ohio) General Receipts Bonds, Series 2002 A	5.250%	12/01/2016	Aa2	5,095,000	5,547,130
Indian Hill, Ohio, Exempt Village School Dist, Hamilton County (b)	4.375%	12/01/2020	Aaa	1,580,000	1,621,744

					24,887,835

Oklahoma (0.69%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 1999	5.250%	12/01/2009	Aa2	1,680,000	1,759,330
Oklahoma Water Resources Board, State Loan Program Revenue Bonds, Refunding Series 2006B	5.000%	10/01/2020	AAA	1,230,000	1,347,871

					3,107,201

Oregon (4.11%)
Portland, Oregon, Sewer System Revenue Refunding Bonds, 1997 Series A	5.000%	06/01/2011	Aaa	4,000,000	4,028,400
Deschutes County, Oregon, Administrative School District Number 1 (Bend-La Pine) General Obligation Bonds, Series 2001A (Prerefunded to 06-15-2011 @ 100) (a)	5.500%	06/15/2014	Aaa	3,500,000	3,787,665
Gresham-Barlow School District 10, Multnomah and Clackamas Counties, Oregon, General Obligation Bonds, Series 2001 (Prerefunded to 06-15-2011 @ 100) (a)	5.500%	06/15/2014	Aaa	1,980,000	2,142,736
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (a)	5.250%	06/15/2015	Aaa	3,640,000	3,951,875
Reynolds School District 7, Multnomah County, Oregon, General Obligation Refunding Bonds Series 2000	5.000%	06/15/2015	Aaa	2,135,000	2,351,148
City of Hillsboro, Oregon, Full Faith and Credit Bonds, Series 2004	4.750%	06/01/2018	Aaa	500,000	531,375
Oregon City School District No. 62, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2004	5.000%	06/15/2018	Aaa	1,625,000	1,756,024

					18,549,223

Pennsylvania (2.31%)
Commonwealth of Pennsylvania, General Obligation Bonds, First Series of 2001	5.000%	01/15/2013	Aa2	2,000,000	2,127,260

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (Cont.)
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2016	Aaa	$1,070,000	$1,128,090
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2017	Aaa	1,110,000	1,168,042
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2017	Aaa	1,030,000	1,122,494
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.750%	05/15/2018	Aaa	1,160,000	1,234,716
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2018	Aaa	1,000,000	1,084,800
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2006 (b)	4.375%	11/15/2021	Aaa	2,500,000	2,561,800

					10,427,202

South Carolina (1.68%)
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 1999	5.500%	02/01/2010	Aa2	2,675,000	2,833,387
School District Number 1 of Richland County, South Carolina, General Obligation Bonds, Series 1999	5.500%	03/01/2010	AA	1,800,000	1,908,666
South Carolina Transportation, Infrastructure Revenue Series A	4.500%	10/01/2014	Aaa	2,750,000	2,818,695

					7,560,748

Tennessee (3.63%)
Nashville & Davidson County, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 1996	5.250%	01/01/2008	Aaa	4,500,000	4,581,090
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2012	Aa1	2,335,000	2,497,749
Nashville & Davidson County, Tennessee, General Obligation Multi-Purpose Refunding Bonds, Series 2002	5.000%	11/15/2013	Aa2	3,870,000	4,099,646
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2014	Aa1	2,705,000	2,953,292
City of Knoxville, Tennessee, Gas System Revenue Refunding and Improvement Bonds, Series K-2004	4.750%	03/01/2018	Aaa	2,115,000	2,211,571

					16,343,348

Texas (3.12%)
Carrollton-Farmers Branch Independent School District (Dallas County, Texas) School Building Unlimited Tax Bonds, Series 1999	5.375%	02/15/2008	Aaa	1,000,000	1,021,220
Carrollton-Farmers Branch Independent School District (Dallas County, Texas) School Building Unlimited Tax Bonds, Series 1999	5.500%	02/15/2009	Aaa	2,455,000	2,555,066
Fort Worth Independent School District (Tarrant County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.500%	02/15/2010	Aaa	3,000,000	3,175,950
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 02-01-2010 @ 100) (a)	5.750%	02/01/2012	Aa1	2,000,000	2,129,540
McKinney Independent School District (Collin County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.125%	02/15/2012	Aaa	2,115,000	2,215,293
Round Rock Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1999	4.750%	08/01/2015	Aaa	750,000	770,858

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Texas (Cont.)
Round Rock Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1999 (Prerefunded to 08-01-2009 @ 100) (a)	4.750%	08/01/2015	Aaa	$500,000	$515,825
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2006A	5.000%	02/15/2020	AAA	1,535,000	1,665,567

					14,049,319

Utah (0.30%)
City of Provo, Utah County, Utah, General Obligation Library Bonds, Series 1999	5.250%	03/01/2009	Aaa	1,300,000	1,348,503

Virginia (1.59%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2001A	5.000%	08/01/2014	Aa1	2,000,000	2,149,240
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 1999A (Prerefunded 08-01-2009 @ 101) (a)	5.000%	08/01/2016	Aaa	1,350,000	1,413,531
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B	4.500%	10/01/2019	Aaa	1,020,000	1,070,704
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006	4.125%	12/01/2020	Aaa	2,500,000	2,525,525

					7,159,000

Washington (3.40%)
Lakewood School District No. 306, Snohomish County, Washington, Unlimited Tax General Obligation Bonds, 2000	5.550%	12/01/2010	Aa1	2,035,000	2,182,782
State of Washington, General Obligation Bonds, Series 1993A	5.750%	10/01/2012	AA	4,435,000	4,736,979
State of Washington, General Obligation Bonds, Series 1993A (Escrowed to Maturity) (a)	5.750%	10/01/2012	AA	65,000	69,524
City of Vancouver, Washington, Water and Sewer Revenue Refunding Bonds, 1998	4.600%	06/01/2013	Aaa	1,000,000	1,013,930
Seattle, Washington, Water System Revenue 1998	5.000%	10/01/2013	Aa2	2,495,000	2,609,495
City of Vancouver, Washington, Water and Sewer Revenue Refunding Bonds, 1998	4.650%	06/01/2014	Aaa	2,055,000	2,085,414
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2017	Aaa	705,000	757,389
Tukwila School District No. 406, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2004	5.000%	12/01/2017	Aaa	1,000,000	1,089,920
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2018	Aaa	740,000	791,245

					15,336,678

West Virginia (0.58%)
State of West Virginia, State Road General Obligation Bonds, Series 1998 (Prerefunded to 06-01-2008 @ 101) (a)	5.000%	06/01/2013	Aaa	2,540,000	2,619,654

Wisconsin (2.81%)
State of Wisconsin, General Obligation Refunding Bonds of 1993, Series 2	5.125%	11/01/2010	Aa3	2,500,000	2,639,525
Dane County, Wisconsin, General Obligation Refunding Bonds, Series 1998B	4.800%	03/01/2012	Aaa	2,180,000	2,216,079
Dane County, Wisconsin, General Obligation Refunding Bonds, Series 1998B	4.800%	03/01/2013	Aaa	2,220,000	2,255,653
City of Madison, Wisconsin, General Obligation Promissory Notes, Series 2005-A	4.000%	10/01/2015	Aaa	1,730,000	1,747,041

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (c)	Shares or principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
City of Appleton, Outagamie, Winnebago, and Calumet Counties, Wisconsin, Water System Revenue Refunding Bonds, Series 2001	5.375%	01/01/2016	Aaa	$2,985,000	$3,235,740
City of Sturgeon Bay, Door County, Wisconsin, General Obligation Refunding Bonds (b)	4.750%	10/01/2021	Aaa	545,000	582,932

					12,676,970

Total Long-term Municipal Bonds (d)
(cost $430,978,565)					446,456,532

Short-term Investments (0.51%)
JPMorgan Tax Free Money Market Fund				2,306,958	2,306,958

Total Short-term Investments
(cost $2,306,958)					2,306,958

TOTAL INVESTMENTS (99.54%)
(cost $433,285,523)					448,763,490
OTHER ASSETS, NET OF LIABILITIES (0.46%)					2,060,380

NET ASSETS (100.00%)					$450,823,870

(a)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to ensure the timely payment of principal and interest.

(b)	Securities purchased on a “when-issued” basis.

(c)	Ratings are not audited and represent the lower of Moody’s or S&P ratings.

(d)	Long-term Municipal Bonds consisted of 26.97% Advanced Refund Bonds, 48.84% General Obligation Bonds and 24.19% Municipal Revenue Bonds.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2006

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
	$1,454,373,427	737,892,519	183,098,507	433,285,523

Investments in securities at identified cost
Investments in securities at market value	$3,436,005,694	1,227,907,821	180,799,498	448,763,490
Receivable for:
Dividends and interest	10,147,954	7,302,145	1,928,488	6,562,352
Shares of the Fund sold	3,470,510	964,689	263,893	171,328
Securites sold	—	—	—	5,001,492
Prepaid expenses	25,085	9,054	1,367	3,471

Total assets	3,449,649,243	1,236,183,709	182,993,246	460,502,133

Liabilities and Net Assets
Distributions to shareholders	—	—	1,131,615	3,309,262
Payable for:
Shares of the Fund redeemed	705,132	274,901	672,907	1,950
Securites purchased	—	997,160	—	6,173,960
Due to affiliates	952,984	380,096	84,879	169,393
Accrued liabilities	45,530	30,124	17,775	23,698

Total liabilities	1,703,646	1,682,281	1,907,176	9,678,263

Net assets applicable to shares outstanding of common stock	$3,447,945,597	1,234,501,428	181,086,070	450,823,870

Fund shares outstanding (no par value, unlimited number of shares authorized)	60,515,776	22,070,202	18,784,805	53,178,614
Net asset value, offering price and redemption price per share	$56.98	55.94	9.64	8.48

Analysis of Net Assets
Paid in capital	$1,453,237,288	725,786,044	190,337,805	435,241,417
Accumulated net realized gain (loss)	(19,920,884)	1,194,822	(6,952,726)	104,486
Net unrealized appreciation (depreciation)	1,981,632,704	490,015,354	(2,299,009)	15,477,967
Undistributed net investment income	32,996,489	17,505,208	—	—

Net assets applicable to shares outstanding	$3,447,945,597	1,234,501,428	181,086,070	450,823,870

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2006

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$70,025,443	16,601,870	—	—
Interest	1,404,067	21,794,766	6,943,399	7,819
Tax-exempt interest	—	—	—	20,522,566

	71,429,510	38,396,636	6,943,399	20,530,385
Less: foreign withholding taxes	(620,597)	(146,388)	—	—

Total investment income	70,808,913	38,250,248	6,943,399	20,530,385
Expenses:
Investment advisory and management fees	3,380,497	1,321,393	253,283	519,761
Trustees’ fees and expenses	95,238	34,000	5,458	13,086
Reports to shareholders	93,523	42,191	14,582	10,792
Professional fees	91,607	52,890	30,273	39,199
Errors & omissions insurance	46,176	16,784	2,510	6,410
ICI dues	35,142	13,989	2,161	5,617
Custodian fees	33,859	9,863	2,481	2,741
Regulatory fees	31,811	27,247	23,057	22,373
Chief Compliance Officer expense	19,781	7,250	1,168	2,849
Fidelity bond expense	11,248	4,103	693	1,586
Securities valuation fees	1,661	8,592	1,205	52,002

Total expenses	3,840,543	1,538,302	336,871	676,416

Net investment income	66,968,370	36,711,946	6,606,528	19,853,969
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	31,225,252	8,373,319	(57,025)	104,486
Change in net unrealized appreciation (depreciation) on investments	385,796,973	97,913,016	967,476	630,556

Net realized and unrealized gain on investments	417,022,225	106,286,335	910,451	735,042

Net change in net assets resulting from operations	$483,990,595	142,998,281	7,516,979	20,589,011

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2006	2005
From operations:
Net investment income	$66,968,370	57,735,037
Net realized gain (loss)	31,225,252	14,368,080
Change in net unrealized appreciation or depreciation	385,796,973	131,829,344

Net change in net assets resulting from operations	483,990,595	203,932,461
Distributions to shareholders from and in excess of:
Net investment income	(61,342,028)	(63,359,594)
Net realized gain	—	—

Total distributions to shareholders	(61,342,028)	(63,359,594)
From Fund share transactions:
Proceeds from shares sold	219,287,229	215,794,172
Reinvestment of distributions	58,833,742	60,891,398

	278,120,971	276,685,570
Less payments for shares redeemed	(323,945,752)	(242,854,918)

Net increase (decrease) in net assets from Fund share transactions	(45,824,781)	33,830,652

Total increase (decrease) in net assets	376,823,786	174,403,519

Net assets:
Beginning of period	3,071,121,811	2,896,718,292

End of period*	$3,447,945,597	$3,071,121,811

*Including undistributed net investment income	32,996,489	$27,344,249

Share Information
Sold	4,138,623	4,450,485
Issued in reinvestment of distributions	1,151,899	1,275,369
Redeemed	(6,129,494)	(4,984,712)

Net increase (decrease)	(838,972)	$741,142

See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2006	2005	2006	2005	2006	2005
36,711,946	33,325,718	6,606,528	6,890,930	19,853,969	19,596,464
8,373,319	(874,418)	(57,025)	13,978	104,486	213,037
97,913,016	18,846,807	967,476	(4,408,037)	630,556	(9,694,899)

142,998,281	51,298,107	7,516,979	2,496,871	20,589,011	10,114,602

(34,566,575)	(33,976,858)	(6,606,528)	(6,890,930)	(19,853,969)	(19,596,464)
—	—	—	—	(213,037)	(10,934)

(34,566,575)	(33,976,858)	(6,606,528)	(6,890,930)	(20,067,006)	(19,607,398)

86,952,943	98,430,763	46,893,075	41,684,690	26,744,213	27,603,072
33,162,234	32,588,041	6,227,807	6,642,788	15,216,328	14,621,184

120,115,177	131,018,804	53,120,882	48,327,478	41,960,541	42,224,256
(118,192,221)	(91,489,013)	(58,418,739)	(58,330,160)	(36,484,494)	(28,732,966)

1,922,956	39,529,791	(5,297,857)	(10,002,682)	5,476,047	13,491,290

110,354,662	56,851,040	(4,387,406)	(14,396,741)	5,998,052	3,998,494

1,124,146,766	1,067,295,726	185,473,476	199,870,217	444,825,818	440,827,324

1,234,501,428	1,124,146,766	181,086,070	185,473,476	450,823,870	444,825,818

17,505,208	14,250,076	—	—	—	—

1,646,767	1,961,619	4,911,910	4,291,752	3,176,548	3,207,987
646,424	655,998	652,115	683,705	1,808,390	1,697,787
(2,236,097)	(1,821,005)	(6,115,375)	(6,009,186)	(4,334,173)	(3,337,147)

57,094	796,612	(551,350)	(1,033,729)	650,765	1,568,627

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks.

The investment objective of the Growth Fund is long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing at least 80% of its assets in common stocks and other income producing equity securities.

The investment objective of the Balanced Fund is to seek long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in fixed income securities to provide relative stability of principal and income.

The investment objective of the Interim Fund is the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The investment objective of the Municipal Bond Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on the respective exchanges where the security is primarily traded. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Short sales are valued at market value.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are fair valued pursuant to procedures established by the Trust’s Board of Trustees. Fair value, as a general principle, means the value the Fund might reasonably expect to receive upon sale of that security. These fair value procedures require State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

In making a fair value judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining fair value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Securities purchased on a “when-issued” basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2006, the Municipal Bond Fund had a commitment of $6,173,960 (representing 1.37% of net assets) for when-issued securities.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

As of November 30, 2006, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for the Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,454,373,427	$2,029,519,685	$(47,887,418)	$1,981,632,267
Balanced Fund	737,707,004	497,112,089	(6,911,272)	490,200,817
Interim Fund	183,187,964	284,684	(2,673,150)	(2,388,466)
Municipal Bond Fund	433,285,523	15,525,332	(47,365)	15,477,967

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 20, 2006, the Growth Fund declared an ordinary income dividend of $0.59 per share, to shareholders of record on December 19, 2006 (reinvestment date December 20, 2006).

On December 20, 2006, the Balanced Fund declared an ordinary income dividend of $0.89 per share and a capital gain dividend of $0.0543 per share to shareholders of record on December 19, 2006 (reinvestment date December 20, 2006).

On December 20, 2006, the Municipal Bond Fund declared a capital gain dividend of $0.00198 per share to shareowners of record on December 19, 2006 (reinvestment date December 20, 2006).

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2006, the following funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

Expiration year	Growth Fund	Interim Fund
2007	$—	884,533
2008	—	3,819,121
2009	—	1,179,218
2010	—	399,032
2011	921,622	—
2012	18,999,262	234,320
2013	—	375,020
2014	—	61,482

Total:	$19,920,884	6,952,726

The Growth Fund utilized $30,323,516 and $875,838 of capital loss carryover due to expire in 2010 and 2011, respectively, to offset realized capital gains in 2006. The Balanced Fund utilized $4,797,143 and $1,271,593 of capital loss carryover due to expire in 2010 and 2013, respectively, to offset realized capital gains in 2006. The Interim Fund had a capital loss carryover of $994,996 that expired in 2006 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

As of November 30, 2006, in accordance with federal tax regulations the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Undistributed ordinary income	$32,996,489	17,319,693	1,131,615	—
Undistributed tax-exempt income	—	—	—	3,309,262
Undistributed long-term gain	—	1,194,822	—	104,486
Unrealized appreciation (depreciation)	1,981,632,704	490,200,869	(2,388,466)	15,477,967

Total	$2,014,629,193	508,715,384	(1,256,851)	18,891,715

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of November 30, 2006, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Realized Appreciation (Depreciation)	Undistributed (Accumulated) Net Investment Income (Loss)
Growth Fund	$—	(25,898)	—	25,898
Balanced Fund	—	(1,109,761)	—	1,109,761
Interim Fund	(990,539)	990,539	—	—

STATE FARM ASSOCIATES’ FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for the Municipal Bond Fund (including distributions declared but not yet paid) was as follows for the year ended November 30, 2006:

2006	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$19,847,741	$6,228	$213,037	$20,067,006

For the remaining Funds, the tax character of distributions were the same as the distributions reflected in the Statement of Changes in Net Assets for the year ended November 30, 2006.

The tax character of distributions for all Funds (including distributions declared but not yet paid) were the same as the distributions reflected in the Statement of Changes in Net Assets for the year ended November 30, 2005.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at period end. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Use of estimates

The preparation of financial statements in conformity with GAAP in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. In addition, in September 2006, Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. At this time, the Trust’s management is evaluating the implications of FIN 48 and SFAS 157 and their impact in the financial statements has not yet been determined.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid quarterly) at the following rates:

Growth Fund	.20% of the first $100 million of average net assets
.15% of the next $100 million of average net assets
.10% of the average net assets in excess of $200 million

Balanced Fund	.20% of the first $100 million of average net assets
.15% of the next $100 million of average net assets
.10% of the average net assets in excess of $200 million

Interim Fund	.20% of the first $50 million of average net assets
.15% of the next $50 million of average net assets
.10% of the average net assets in excess of $100 million

Municipal Bond Fund	.20% of the first $50 million of average net assets
.15% of the next $50 million of average net assets
.10% of the average net assets in excess of $100 million

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees, and the Trust’s portion of the compensation paid to or accrued for the Trust’s Chief Compliance Officer.

4.	Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended November 30, 2006
	Purchases	Sales
Growth Fund	$59,781,632	$57,140,843
Balanced Fund	41,937,824	46,389,024
Interim Fund	26,113,906	31,871,834
Municipal Bond Fund	36,742,283	28,291,371

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

	Year ended November 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$50.06	47.79	43.23	38.90	44.57
Income from Investment Operations
Net investment income (a)	1.10	0.94	0.96	0.71	0.61
Net gain (loss) on investments (both realized and unrealized)	6.83	2.37	4.36	4.29	(5.25)

Total from investment operations	7.93	3.31	5.32	5.00	(4.64)

Less Distributions
Net investment income	(1.01)	(1.04)	(0.76)	(0.67)	(0.60)
Net realized gain	—	—	—	—	(0.43)

Total distributions	(1.01)	(1.04)	(0.76)	(0.67)	(1.03)

Net asset value, end of period	$56.98	50.06	47.79	43.23	38.90

Total Return	16.07%	7.04%	12.41%	13.06%	(10.61)%
Ratios/Supplemental Data
Net assets, end of period (millions)	$3,447.9	3,071.1	2,896.7	2,571.2	2,227.7
Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.07%	1.93%	2.11%	1.83%	1.51%
Portfolio turnover rate	2%	1%	1%	2%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2006	2005		2004		2003	2002
Net asset value, beginning of period	$51.07	50.30		47.19		43.73	47.46
Income from Investment Operations
Net investment income (a)	1.66	1.53		1.55		1.42	1.42
Net gain (loss) on investments (both realized and unrealized)	4.78	0.82		2.99		3.45	(3.67)

Total from investment operations	6.44	2.35		4.54		4.87	(2.25)

Less Distributions
Net investment income	(1.57)	(1.58)		(1.43)		(1.41)	(1.45)
Net realized gain	—	—		—		—	(0.03)

Total distributions	(1.57)	(1.58)		(1.43)		(1.41)	(1.48)

Net asset value, end of period	$55.94	51.07		50.30		47.19	43.73

Total Return	12.91%	4.79	%(b)	9.79	%(b)	11.44%	(4.81)%
Ratios/Supplemental Data
Net assets, end of period (millions)	$1,234.5	1,124.1		1,067.3		948.5	824.7
Average net asset ratios
Expenses	0.13%	0.14%		0.13%		0.14%	0.13%
Net investment income	3.13%	3.04%		3.18%		3.22%	3.18%
Portfolio turnover rate	4%	3%		3%		4%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Based upon net asset value of $50.30, as of November 30, 2004 (as calculated for financial reporting purposes, taking into account transactions that occurred on November 30, 2004). For shareholder subscriptions and redemptions on November 30, 2004, the net asset value was $50.31, which caused the total returns for the year ended November 30, 2005 and the year ended November 30, 2004 to be equivalent to 4.76% and 9.81%, respectively.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$9.59	9.81	10.02	10.07	9.90
Income from Investment Operations
Net investment income	0.35	0.35	0.36	0.36	0.43
Net gain (loss) on investments (both realized and unrealized)	0.05	(0.22)	(0.21)	(0.05)	0.17

Total from investment operations	0.40	0.13	0.15	0.31	0.60

Less Distributions
Net investment income	(0.35)	(0.35)	(0.36)	(0.36)	(0.43)

Total distributions	(0.35)	(0.35)	(0.36)	(0.36)	(0.43)

Net asset value, end of period	$9.64	9.59	9.81	10.02	10.07

Total Return	4.30%	1.34%	1.51%	3.09%	6.18%
Ratios/Supplemental Data
Net assets, end of period (millions)	$181.1	185.5	199.9	226.0	243.3
Average net asset ratios
Expenses	0.19%	0.19%	0.17%	0.16%	0.18%
Net investment income	3.71%	3.60%	3.63%	3.57%	4.23%
Portfolio turnover rate	15%	11%	21%	25%	9%

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$8.47	8.65	8.77	8.64	8.51
Income from Investment Operations
Net investment income	0.38	0.38	0.38	0.39	0.40
Net gain (loss) on investments (both realized and unrealized)	0.01	(0.18)	(0.11)	0.14	0.13

Total from investment operations	0.39	0.20	0.27	0.53	0.53

Less Distributions
Net investment income	(0.38)	(0.38)	(0.38)	(0.39)	(0.40)
Net realized gain (a)	—	—	(0.01)	(0.01)	—

Total distributions	(0.38)	(0.38)	(0.39)	(0.40)	(0.40)

Net asset value, end of period	$8.48	8.47	8.65	8.77	8.64

Total Return	4.73%	2.33%	3.13%	6.16%	6.34%
Ratios/Supplemental Data
Net assets, end of period (millions)	$450.8	444.8	440.8	439.9	417.7
Average net asset ratios
Expenses	0.15%	0.15%	0.15%	0.15%	0.14%
Net investment income	4.46%	4.41%	4.41%	4.44%	4.65%
Portfolio turnover rate	6%	5%	6%	15%	14%

(a)	Distributions represent less than $0.01 per share for the year ended November 30, 2006.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Associates’ Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund (the “Funds”), comprising the State Farm Associates’ Funds Trust, as of November 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at November 30, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 16, 2007

Management Information – State Farm Associates’ Funds Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); DEAN – University of Illinois College of Law (8/1993-6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT – (1999-2003) – Illinois State University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT (since 2000) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); PARTNER – Arthur Andersen LLP (public accounting firm) (before 6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE – Utopia Funds (4 portfolios); TRUSTEE – MainStay Funds (19 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003) – Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003) – Harris Associates Investment Trust – The Oakmark Family of Funds (mutual funds); and TRUSTEE – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

Management Information – State Farm Associates’ Funds Trust

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 47	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust and serves until removed; began service in 2002 as a Trustee of the Trust and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), SENIOR VICE PRESIDENT (9/2002-1/2005) and VICE PRESIDENT (12/1998-9/2002) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates’ Funds Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Associates’ Funds Trust

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
John W. North One State Farm Plaza Bloomington, Illinois 61710 Age 59	Senior Vice President	Began service in 2001 and serves until removed.	SENIOR EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (since 1/2005) and EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (7/2001-1/2005) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 9/2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 9/2001) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 52	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (before 6/2006) – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 57	Vice President	Began service in 2000 to the predecessor of the Trust and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 1998 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 1995 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002-8/2003), DIRECTOR – STRATEGIC RESOURCES (before 11/2002) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Dick Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Mutual Fund Trust; DIRECTOR – SECURITIES PRODUCTS (since 12/2000) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. Postage
PAID
Lancaster, PA
Permit No.
1275

PRESORTED
STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-0740
statefarm.com®

1-2007
190-4049.8-CH
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw, a member of the registrant’s Committee of Independent Trustees, and Anita Nagler, a member of the registrant’s Committee of Independent Trustees effective 12/1/2006, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2006:    $ 105,561

Billed to registrant for fiscal year ending November 30, 2005:    $ 100,898

The audit fees for November 30, 2006 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2006:    $ 0

Billed to registrant for fiscal year ending November 30, 2005:    $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2006:    $ 0

Billed for fiscal year ending November 30, 2005:    $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2006:    $ 12,000

Billed to registrant for fiscal year ending November 30, 2005:    $ 11,200

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise).

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2006:    $ 0

Billed for fiscal year ending November 30, 2005:    $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2006:    $ 0

Billed to registrant for fiscal year ending November 30, 2005:    $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2006:    $ 24,303

Billed for fiscal year ending November 30, 2005:    $ 0

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X for November 30, 2006, are based on amounts expected to be billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant’s transfer agent for that time period. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

•	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2006:	not applicable	0%	not applicable
Fiscal year ending November 30, 2005:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2006	not applicable	not applicable	100%
Fiscal year ending November 30, 2005	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2006:    $ 12,000

Fiscal year ending November 30, 2005:    $ 11,200

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2006:    $ 0

Fiscal year ending November 30, 2005:    $ 0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2006:    $ 24,303

Fiscal year ending November 30, 2005:    $ 0

The non-audit fees of $24,303 for November 30, 2006, are based on amounts expected to be billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant’s transfer agent for that time period.

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

BY	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President
Date	1/22/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President
Date	1/22/07

BY	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord
Senior Vice President and Treasurer
Date	1/22/07